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                  SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

           __________________________________________


                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)October 25, 1996


                    FirstFed Financial Corp.